UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2007

NVIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2701 San Tomas Expressway, Santa Clara, CA		95050
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 486-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5  –   Corporate Governance and Management

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.

Appointment of Senior Vice President of Operations

On September 17, 2007, NVIDIA Corporation, or the Company, appointed Debora Shoquist, 52, as the Company’s new Senior Vice President of Operations.  Prior to her appointment as an executive officer, Ms. Shoquist served as the Senior Vice President of Operations at JDSU Corporation, a provider of communications test and measurement solutions and optical products for the telecommunications industry, from March 2004 to May 2007.  From February 2002 through February 2004, Ms. Shoquist served as Senior Vice President and General Manager of the Electro-Optics Group at Coherent, Inc., a supplier of photonics-based solutions.  From 1991 to 2001, Ms. Shoquist held several roles at Quantum Corporation, a mass storage company, including service as President and General Manager of the Personal Computing Storage Division and Executive Vice President of Hard Disk Drive Operations.  From 1981 to 1991, Ms. Shoquist served in various engineering, production, and manufacturing roles at Hewlett Packard Corporation, a provider of products, technologies, software, solutions and services.  Ms. Shoquist holds a B.S. degree in Electrical Engineering from Kansas State University and a B.S. in Biology from Santa Clara University.

The material terms of our offer letter to Ms. Shoquist, dated September 13, 2007, which describes the terms of Ms. Shoquist’s employment with the Company, are as follows:
  Base salary of $275,000 per year.
  Participation in the NVIDIA Corporation Fiscal Year 2008 Variable Compensation Plan, or the Plan, with a target variable compensation amount equal to $225,000 pro-rated based on Ms. Shoquist’s start date.  Pursuant to the terms of the Plan, Ms. Shoquist’s variable compensation payout will be based fifty percent (50%) on the Company performance against certain pre-established objectives and fifty percent (50%) on the achievement of pre-established individual key objectives.  A description of the Plan is contained in our definitive proxy statement for the Company’s 2007 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on May 9, 2007.  The Plan is filed as Exhibit 10.1 to our Form 8-K filed with the Securities and Exchange Commission on April 5, 2007.
  An initial stock option grant to purchase 250,000 shares of NVIDIA common stock. The exercise price of the stock option grant will be the closing price as reported on the NASDAQ Global Select Market on October 5, 2007. The grant will vest in equal quarterly installments over a three year period beginning on Ms. Shoquist’s start date. The option will have a term of six years. The terms of the option will be governed by the terms of the Company’s 2007 Equity Incentive Plan which is filed as Exhibit 10.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on June 27, 2007.
  Eligibility to participate in our 1998 Employee Stock Purchase Plan which is filed as Exhibit 99.4 to the Company’s Form S-8 filed with the Securities and Exchange Commission on December 8, 2000.
  Eligibility to participate in our comprehensive benefit programs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation
Date: September 21, 2007	By: /s/ Marvin D. Burkett
Marvin D. Burkett
Chief Financial Officer